UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

June 29, 2010

Hudson Pacific Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34789	27-1430478
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

11601 Wilshire Blvd., Suite 1600 Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

(310) 445-5700

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 29, 2010, Hudson Pacific Properties, Inc. (the “Registrant”) closed its initial public offering of 14,720,000 shares of its common stock, which included 1,920,000 shares from the exercise in full of the underwriters’ overallotment option. In connection with the initial public offering and certain formation transactions, the Registrant entered into the following agreements, each dated as of June 29, 2010:

Amended and Restated Agreement of Limited Partnership of Hudson Pacific Properties, L.P;

Credit Agreement among Hudson Pacific Properties, Inc., Hudson Pacific Properties L.P., Barclays Capital and Banc of America Securities LLC, as Joint Lead Arrangers, Bank of America, N.A., as Syndication Agent, and Barclays Bank PLC, as Administrative Agent, and the other lenders party thereto;

Tax Protection Agreement between Hudson Pacific Properties, L.P. and the persons named therein;

Amended and Restated First Modification Agreement by and between Sunset Bronson Entertainment Properties, LLC and Wells Fargo Bank, N.A.; and

Reaffirmation, Consent to Transfer and Substitution of Indemnitor, by and among Glenborough Tierrasanta, LLC, Morgan Stanley Real Estate Fund V U.S., L.P., MSP Real Estate Fund V, L.P., Morgan Stanley Real Estate Investors, V U.S., L.P., Morgan Stanley Real Estate Fund V Special U.S., L.P., MSP Co-Investment Partnership V, L.P., MSP Co-Investment Partnership V-A, L.P., Glenborough Fund XIV, L.P., Hudson Pacific Properties, L.P., and U.S. Bank National Association.

Copies of the agreements are filed as exhibits to this report and are incorporated herein by reference.

Item 8.01	Other Events.

On July 1, 2010, the Registrant issued a press release announcing the exercise in full of the underwriters’ overallotment option to purchase 1,920,000 shares of the Company’s common stock. A copy of the press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Amended and Restated Agreement of Limited Partnership of Hudson Pacific Properties, L.P., dated June 29, 2010.

10.2	Credit Agreement among Hudson Pacific Properties, Inc., Hudson Pacific Properties L.P., Barclays Capital and Banc of America Securities LLC, as Joint Lead Arrangers, Bank of America, N.A., as Syndication Agent, and Barclays Bank PLC, as Administrative Agent, and the other lenders party thereto, dated June 29, 2010.

10.3	Tax Protection Agreement between Hudson Pacific Properties, L.P. and the persons named therein, dated June 29, 2010.

10.4	Amended and Restated First Modification Agreement by and between Sunset Bronson Entertainment Properties, LLC and Wells Fargo Bank, N.A., dated June 29, 2010.

10.5	Reaffirmation, Consent to Transfer and Substitution of Indemnitor, by and among Glenborough Tierrasanta, LLC, Morgan Stanley Real Estate Fund V U.S., L.P., MSP Real Estate Fund V, L.P., Morgan Stanley Real Estate Investors, V U.S., L.P., Morgan Stanley Real Estate Fund V Special U.S., L.P., MSP Co-Investment Partnership V, L.P., MSP Co-Investment Partnership V-A, L.P., Glenborough Fund XIV, L.P., Hudson Pacific Properties, L.P., and U.S. Bank National Association, dated June 29, 2010.

99.1	Registrant’s July 1, 2010 press release announcing the exercise in full of the underwriters’ overallotment option to purchase 1,920,000 shares of common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hudson Pacific Properties, Inc.

	By:	/S/ MARK T. LAMMAS
Mark T. Lammas
Chief Financial Officer

July 1, 2010

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Amended and Restated Agreement of Limited Partnership of Hudson Pacific Properties, L.P., dated June 29, 2010.

10.2	Credit Agreement among Hudson Pacific Properties, Inc., Hudson Pacific Properties L.P., Barclays Capital and Banc of America Securities LLC, as Joint Lead Arrangers, Bank of America, N.A., as Syndication Agent, and Barclays Bank PLC, as Administrative Agent, and the other lenders party thereto, dated June 29, 2010.

10.3	Tax Protection Agreement between Hudson Pacific Properties, L.P. and the persons named therein, dated June 29, 2010.

10.4	Amended and Restated First Modification Agreement by and between Sunset Bronson Entertainment Properties, LLC and Wells Fargo Bank, N.A., dated June 29, 2010.

10.5	Reaffirmation, Consent to Transfer and Substitution of Indemnitor, by and among Glenborough Tierrasanta, LLC, Morgan Stanley Real Estate Fund V U.S., L.P., MSP Real Estate Fund V, L.P., Morgan Stanley Real Estate Investors, V U.S., L.P., Morgan Stanley Real Estate Fund V Special U.S., L.P., MSP Co-Investment Partnership V, L.P., MSP Co-Investment Partnership V-A, L.P., Glenborough Fund XIV, L.P., Hudson Pacific Properties, L.P., and U.S. Bank National Association, dated June 29, 2010.

99.1	Registrant’s July 1, 2010 press release announcing the exercise in full of the underwriters’ overallotment option to purchase 1,920,000 shares of common stock.